UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2005

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

This amendment is being filed to correct a mistake/omission in the standard award percentages related to the following matter.

ANNUAL EMPLOYEE INCENTIVE PLANS

On February 22, 2005, the Compensation and Human Resources Committees (the "Committee") of the Boards of Directors of CMS Energy Corporation ("CMS Energy") and Consumers Energy Company ("Consumers") approved the payout of cash bonuses under the 2004 Annual Employee Incentive Plan as well as the material terms of the 2005 Annual Employee Incentive Plan (collectively the "Plans"), including the corporate performance goals thereunder. The Plans share the material terms detailed below, although the specific target levels for the corporate performance goals vary from year to year.

CMS Energy will provide additional information regarding the compensation of CMS Energy’s and Consumers’ executive officers in the CMS Energy Proxy Statement for the 2005 Annual Meeting of Shareholders, which CMS Energy expects to file with the Securities and Exchange Commission in April 2005.

Corporate Performance Goals

The composite plan performance factor will depend on corporate performance in two areas: (1) the ongoing net income per outstanding CMS Energy common share ("EPS"); and (2) the corporate free cash flow of CMS Energy ("CFCF"). EPS performance shall constitute 40% of the composite plan performance factor and CFCF performance shall constitute 60% of the composite plan performance factor. There is no payout under the Plans unless a composite plan performance factor of at least 50% is achieved, nor is there a payout unless a specified minimum EPS level is achieved (regardless of CFCF performance). Each component as well as the composite plan performance factor to be used for payouts will be capped at a maximum of 200%.

Annual Award Formula

Annual awards for each eligible officer will be based upon a standard award percentage of the officer’s base salary as in effect on January 1 of the performance year (see below for the standard award percentages). The maximum amount that can be awarded under the Plans for any Internal Revenue Code Section 162(m) employee will not exceed $2.5 million in any one performance year. Annual awards for officers will be calculated and made as follows: Individual Award = Base Salary times Standard Award % times Performance Factor %.

The standard award percentages are set forth below in order of Position, Salary Grade, and Standard Award as a percentage of Base Salary:

President & CEO, E-9, 65%
Vice Chairman, E-8, 60%
Executive Vice President, or President of Subsidiary, E-7, 55%
President of Subsidiary, E-6, 50%
Senior Vice President, E-5, 45%
Vice President, E-4, 40%
Vice President, E-3, 35%

The annual awards formula for middle management and other employees are based on individual salary grade levels.

Payment of Annual Awards

All annual awards for a performance year will be paid in cash no later than March 31st of the calendar year following the performance year provided that they first have been reviewed and approved by the Committee, and provided further that the annual award for a particular performance year has not been deferred voluntarily. The amounts required by law to be withheld for income and employment taxes will be deducted from the annual award payments. All annual awards become the obligation of the company on whose payroll the employee is enrolled at the time the Committee makes the annual award.

Item 8.01. Other Events.

Certain subsidiaries of CMS Energy participated in the development of Bay Harbor, a residential/commercial real estate project developed on the site of a discontinued cement plant and quarry operation near Petoskey, Michigan. As part of the development, which went forward under an agreement with the Michigan Department of Environmental Quality (the "MDEQ"), a golf course was constructed over several abandoned cement kiln dust ("CKD") piles, leftover from the former cement plant operation. Another former CKD area has been converted into a park. Part of the agreement with the MDEQ required the construction of a water collection system to recover seep water from one of the CKD piles. In 2002, CMS Energy sold its interest in Bay Harbor, but retained its obligations under previous environmental indemnifications entered into at the inception of the project.

From January to September 2004, the seep collection system was down for maintenance and/or awaiting permission to restart from the City of Petoskey. In September 2004, the MDEQ issued a notice of noncompliance, after finding high pH-seepage in Lake Michigan adjacent to the property. The MDEQ also found higher than acceptable levels of heavy metals, including mercury, in the seep water.

Coincident with the MDEQ inspections, the United States Environmental Protection Agency (the "EPA") also assigned an inspector to the site. In November 2004, the EPA issued a Notice of Potential Liability under the Comprehensive Environmental Response, Compensation, and Liability Act, and initiated discussions with the MDEQ, CMS Energy, and other parties, toward arriving at a suitable administrative consent order to address problems at Bay Harbor.

In February 2005, CMS Energy signed an Administrative Order on Consent (the "AOC") with the EPA and on February 22, 2005 the EPA executed the AOC. Under the AOC, CMS Energy is generally obligated, among other things, to: (i) engage in measures to restrict access to seep areas, install methods to interrupt the flow of seepage to Lake Michigan, and take other measures as may be required by the EPA under an approved plan; (ii) investigate and study the extent of hazardous substances at the site, evaluate alternatives to address a long-term remedy, and issue a report of the investigation and study; and (iii) within 120 days after EPA approval of the investigation report, enter into an enforceable agreement with the MDEQ to address a long-term remedy under certain criteria set forth in the AOC.

This Form 8-K/A contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND RISK FACTORS” found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s and Consumers’ Forms 10-Q for the Quarter Ended September 30, 2004 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

February 28, 2005	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

February 28, 2005	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer